# Organicell™

## Investor Presentation

October 10, 2022

# Forward Looking Statement

Organicell™

This presentation includes statements that are, or may be deemed, "forward-looking statements." In some cases, you can identify forward-looking statements by terminology including "anticipates," "believes," "can," "continue," "could," "estimates," "expects," "intends," "may," "plans," "potential," "predicts," "should," "will," "would" or the negative thereof, other variations thereon or other comparable terminology. We operate in a very competitive and rapidly-changing environment and new risks emerge from time to time. As a result, it is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. You are cautioned not to place undue reliance upon such forward looking statements as predictions of future events. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee that the future results, levels of activity, performance or events and circumstances reflected in the forward-looking statements will be achieved or occur. We direct you to our Annual Report on Form 10-K for the year ended October 31, 2021, our Quarterly Report on Form 10-Q for the quarter ended July 31, 2022, our subsequent current reports on Form 8-K and our other filings with the Securities and Exchange Commission.

Any forward-looking statement included in this presentation speaks only as of the date hereof. Except as required by law, we do not undertake any obligation to update or revise, or to publicly announce any update or revision to, any of the forward-looking statements, whether as a result of new information, future events or any other reason after the date of this presentation. For all forward-looking statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. This presentation is made pursuant to Rule 163B under the Securities Act of 1933, as amended, and is intended solely for investors that are either qualified institutional buyers or institutions that are accredited investors (as such terms are defined under Securities and Exchange Commission rules) solely for the purpose of determining whether such investors might have an interest in a securities offering contemplated by us. Any such offering of securities will only be made by means of a registration statement (including a prospectus) filed with the Securities and Exchange Commission, after such registration statement becomes effective. No such registration statement has become effective as of the date of this presentation. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. In the event we conduct an offering, before you invest, you should read the prospectus in the registration statement and other documents we file with the Securities and Exchange Commission for more complete information about us and the offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange Commission website at http://www.sec.govç

# Organicell Snapshot

**Organicell Regenerative Medicine, Inc. (OCEL)** Organicell is a publicly-traded (OTCQB), clinical stage biopharmaceutical company that is committed to the research, development, and manufacture of new technologies in biologic medicine and therapeutics.

- Company was recapitalized and appointed new management in August of 2022.
- Company is generating revenue and approved for Phase I/II clinical trials for COVID Long Hauler, COPD, and Osteoarthritis.



| Stock Information as of September 2022* | |
|---|---|
| Stock Price | $0.04 |
| Shares Outstanding | 1.476B |
| Warrants Outstanding | 428MM |
| Market Cap | $62MM |
| Average Volume | 706,772 |
| 52 Week Range | $0.01 - $0.11 |

| Business Summary as of September 2022* | |
|---|---|
| August 22 Revenues (Net of commission) | $480,000 |
| Cash on Hand | $4.12MM |
| Revenue FY 2020 to FYE 2022 YTD | $14.4MM |
| Revenue in FY 2021 | $5.6MM |
| Revenue YTD FY 2022 | $5.8MM |
| Funds Raised since Aug 2022 | $6.6MM |

***Unaudited**

# Key Investment Considerations

Organicell

- ✓ Underknown biotech company with diversified clinical trials
- ✓ Unique product offering ready to disrupt an enormous untapped market
- ✓ New management team with relevant domain expertise
- ✓ Current Accessible Capital $10MM
- ✓ Large addressable market
- ✓ Five (5) Investigational New Drugs (IND's)
- ✓ Eighteen (18) Emergency Investigational New Drug (eIND's)
- ✓ Two (2) currently enrolling FDA-approved trials
- ✓ Expanding potential market in research with The Beauty Health Company (Nasdaq: SKIN)
- ✓ Attractive valuation relative to market size



# Business Overview

Organicell

**Organicell** is a clinical research company. Our mission is to be the first company to prove the efficacy of extracellular vesicles in clinical trials for several conditions. The Company generates revenue by extracting and delivering potent formulas of EVs for topical applications.

Organicell's flagship therapeutic, ***Zofin™***, is naturally derived and therefore only required to be clinically tested on 30 patients to complete Phase I/II trials. Significantly for milestones, Phase III trials require only 200 patients. Clinical trials are currently enrolling and anticipated to be completed within 24 months.

| Short Term (12 Months) | Mid Term (24 Months) | Long Term |
|---|---|---|
| **Health and Beauty Partnerships** | **Clinical Trials to pursue a Biologics License Application (BLA)** | **Evolve the science to address other specific ailments** |
| Generate revenue to offset costs. Markets: *Facial Market, Micro Needling, Hair Restoration, Topical Procedure Aftercare.* | The completion of clinical trials and issuance of a BLA will enable Organicell to distribute its flagship therapeutics nationwide and make medical claims on therapeutic efficacy. | Long Covid, COPD, Osteoarthritis, Sports Injury, Skin Irritations, other anti-inflammatory uses. |

# Understanding Organicell

**Organicell Regenerative Medicine, Inc. (OCEL)** is comprised of two arms: **Clinical Research** and **Commercial**.
Organicell is focused on the characterization and utility of extracellular vesicles (also known as Exosomes.)

## Clinical Research

Organicell is actively studying the efficacy and safety of our flagship product *Zofin* through FDA-approved Phase I / II Clinical Trials for Long COVID, COPD, and Osteoarthritis.

### FDA-Approved Clinical Trials

- Covid Long Haulers – Enrolling
- COPD – Enrolling
- Osteoarthritis – On Pause

### Investigative New Drugs (IND's)

- Monkey Pox – Drafting (Oct 22 Goal)
- Skin – Scheduled (Dec 22 Goal)

## Commercial

To supplement operational expenses during clinical trials, we monetize our lab resources and technology through the sale of extracellular vesicle products.

**Our Products**

**Partnerships**

# Product Overview

Organicell™

*Zofin™* is an acellular non HCT-P biologic derived from full term human amniotic fluid and is manufactured to retain the naturally occurring nanoparticles without the addition or combination of any other substance or diluent.

This proprietary therapeutic contains over 300 soluble proteins as growth factors, cytokines and chemokines; extracellular matrix proteins as fibronectin and collagen; structural molecules as hyaluronic acid; Nanoparticles as extracellular vesicles, exosomes and surfactants.

Organicell has characterized 102 unique microRNAs contained in these extracellular vesicles which contains approximately 400 billion extracellular vesicles per ml.

*PPX™* is a non-manipulated biologic containing the nanoparticle fraction from a patient's own peripheral blood.

Similar to the origin of growth factors present in platelet-rich plasma (PRP), nanoparticles derived from platelets and peripheral blood mononuclear cells may carry signaling molecules to deliver a regenerative response.

*Factor X™* is an acellular non HCT-P biologic derived from full-term human amniotic fluid which is manufactured to retain the naturally occurring nanoparticles, diluted in Normal Sterile Saline (dilution is 1 to 4 with Sterile Saline).

This proprietary therapeutic contains over 300 soluble proteins as growth factors, cytokines and chemokines; extracellular matrix proteins as fibronectin and collagen; structural molecules as hyaluronic acid; nanoparticles as extracellular vesicles, exosomes and surfactants.

Clinical research has identified 102 unique microRNAs contained in these extracellular vesicles which contains approximately 100 billion extracellular vesicles per ml.

*XoTin™* is an acellular non HCT-P biologic derived from full-term Human Amniotic Fluid and is manufactured to only contain the extracellular vesicle fraction, diluted in Normal Sterile Saline.

It contains approximately 200 Billion extracellular vesicles (exosomes) per ml.

OCEL's Clinical Research Team has identified 102 unique microRNAs contained in these extracellular vesicles.

# Research **Facility**





- Organicell Research & Manufacturing Facilities are located at the Nova South Eastern University Center for Collaborative Research. The company also maintains a commercial production lab space in Basalt, CO.

- Both facilities are registered with the FDA as a Human Cell and Tissue Establishment compliant with Title 21 of the Code of Federal Regulations, Part 1271 issued by the FDA's Center for Biologics Evaluation and Research.

- All product manufacturing is performed in a designated clean room space certified to maintain air quality of ISO-Class 7 with cGMP standards to control potency and purity of products.

- Company specializing in perinatal tissue-derived products focused on regulatory compliance and data to support the overall efficacy and safety of its products

# Research Data

## What Makes Organicell Special?

### Supercharged Anti-Inflammatory

- Patent pending process enable the company to concentrate up to 600 billion EVs per milliliter, which contain over 300 cytokines, chemokines and growth factors.

### Clinical Data, eIND's, IND's

- 18 Emergency Investigative New Drugs (eIND's) issued – FDA Approved
- 5 IND's – Investigative New Drug Filing – FDA-Approved first step to clinical trials.
- 2 Clinical trials – currently enrolling – FDA-Approved

### Potential of EV's efficacy for other applications

✓ Hair transplant procedures to expedite healing and reduce swelling.
✓ Micro Needling to increase elastin and collagen
✓ Dermatological Creams and Serums for commercial sale



# Extracellular Vesicles

Organicell™

- **Extracellular vesicles** (EVs) are a category of cell-derived membranous structures comprising of exosomes and microvesicles which originate from the endosomal system and plasma membrane. EVs are present in biological fluids and are instrumental in multiple physiological and pathological processes.

- EV's can mediate cell to cell communication, including immune signaling, angiogenesis, stress response, senescence, proliferation, and cell differentiation.

- Depending on their origin, EV's can alter the recipient cells depending upon the information transferred.

- EV's are involved in restoring tissue and repairing organ damage, and may partially explain the paracrine effects observed in other stem cell-based therapies.

- The function and content of EV's may also provide information that can be used in tissue engineering, in which paracrine signaling is employed to modulate cell recruitment, differentiation, and proliferation.[1]



Apoptotic Bodies
Proteins
RNA
DNA
Blebbing
Endocytosis
Exosomes
RNA
Proteins
Early endosome
Microvesicles
Exocytosis
Multivesicular body
RNA
Proteins
Golgi apparatus
Budding

Dang, X.T.T.; Kavishka, J.M.; Zhang, D.X.; Pirisinu, M.; Le, M.T.N. Extracellular Vesicles as an Efficient and Versatile System for Drug Delivery. Cells 2020, 9, 2191. https://doi.org/10.3390/cells9102191

[1] Extracellular Vesicles: Potential Roles in Regenerative Medicine; Olivier G. De Jong, Bas W. M. Van Balkom, Raymond M. Schiffelers, Carlijn V. C. Bouten, Marianne C. Verhaar. Front Immunol. 2014; 5: 608.

# Exosome Basics

- **Exosomes** are a class of cell-derived extracellular vesicles of endosomal origin which are released by nearly all cell types and are present in all body fluids.
- Exosomes payload are very cell-specific, loaded with **MicroRNAs** (MiRs) and other bioactive contents.



Secretion
Multivesicular Bodies (MVB)
Protein
mRNA
MiRNA
lncRNA
Degradation
Lysosome Fusion



B
Adhesion molecules
Exosome composition
Membrane transport & fusion
Integrin
CD44
ICAM
CD166
MFGE8
EpCAM
Claudin-7
EWI-F
EWI-2
Dynamin
Rabs
LAMP1/2
Arp2/3
Syntaxin
Alix
Annexins
Cytoskeletal proteins
ERM
Actin
Tubulin
vimentin
talin
Signaling mol.
MAPK
ERK1/2
Rho
ROK
GDI
catenin
miRNA
mRNA
MHC I/II
DNA
Tetraspanins
CD9
CD37
CD53
CD63
CD82
CD151
Tspan8
Anti-apoptotic mol.
Alix
Thioredoxin
peroxidase
Enzymes
ATPase
peroxiredoxin
fatty acid synthase
pyruvate kinase
aldehyde dehydrogenase
Histone 1, 2, 3
complement C3
ferritin light chain
Lipid bilayer
lncRNA
CXCR4
c-Met
Transmembrane receptors
HSP70
HSP90
uPAR
CD13/
CD26
MMP7
MMP14
Proteases

Left: Pettine K and Dordevic M. The Biologic Treatment of Osteoarthritis with MSC exosomes: the Furture is now. Stem Cell Res Dev 2019, S1001

Right: Heiler et al. Pancreatic cancer stem cell markers and exosomes - the incentive push. World J Gastroenterol. Jul 14, 2016; 22(26): 5971-6007

# Clinical Testing

## *Zofin™* Inhibited T-cell Proliferation Clinical Model

T-Cells are one of the important white blood cells of the immune system and play a central role in the adaptive immune response.

In COVID long haulers and COPD cases, there are extended periods of inflammation when T-Cells are overly proliferated/activated for extended periods of time.

That means the immune system is over-activated.


Baseline
*Zofin*
*XoTin*
Count
P4(73.13%)
P4(54.55%)
P4(24.62%)
CFSE

***Zofin™* can help mitigate the proliferation of activated cells – <u>effectively reducing inflammation.</u>**

# Animal Testing

Measured testing results on rats after damaging their lungs and treating them with Organicell's exosomes.



Normal Range
Inflammation Damage
After Exosome Treatment
mean linear intrcept (μM)
0
25
50
75
100
125
RA-PL
HYP-PL
HYP-AF-EVs
Muscularized Vessels (%)
0
25
50
75
100
RA-PL
HYP-PL
HYP-AF-EVs



Normal Range
Inflammation
After Exosome Treatment

Graphs are actual measurements

# Clinical Testing

Organicell™

Chest X-rays imaging and summary of key bio-markers on how Organicell's Exosomes work on Covid patients



AP View
Lateral View
Baseline
Day 8
Day 30

Representative CXR images of patient at baseline, day 8, and day 30.



CRP (mg/L)
110
105
100
95
90
40
20
0
BSL
4
8
14
21
30
Time Point (Day)
0001
0003
0004
0005
0006
0009
0010
0011
IL-6 (pg/mL)
80
60
40
20
0
BSL
4
8
14
21
30
Time Point (Day)
0001
0003
0004
0005
0006
0009
0010
0011



**
***
CRP- % Change
300
200
100
0
-100
4
8
14
21
Time Point (Day)
Exponential Reduction
IL-6 - % Change
0
-20
-40
-60
-80
-100
4
8
14
21
30
Time Point (Day)

# Intellectual Property - Patent Update

Organicell™

| zofin™ | PPX™ | FACTOR X™ | XOTIN™ |
|---|---|---|---|
| Patent Pending | Provisional Patent | Patent Pending | Provisional Patent |
| Patent was filed on October 2021. Awaiting final comments on claims and final approval. | Provisional protection filed on October 2022. | Provisional filed on October 2022. based on formula and process to differentiate claims from *Zofin™*. | Provisional exploration based on formula to differentiate claims from *Zofin™*. |

# Organicell Team

Organicell's world-class management team combines a proven track record in big business with science and regulatory expertise.



**Matt Sinnreich**
Chief Executive Officer



**Ryan Likes**
Chief Operating Officer



**Dr. Maria Mitrani**
Chief Science Officer
Co-Founder



**Dr. George Shapiro**
Chief Medical Officer



**Ian T. Bothwell**
Chief Financial Officer



**Dr. Mark Sinnreich**
Medical Director



**Michael A. Bellio, Ph.D.**
Laboratory Director
VP of Research and Manufacturing



**Ivan Santos**
Biologics Manufacturing Operations Manager



**Cassie Bennett, Ph.D.**
Quality Assurance



**Aisha Khan, Ph.D, MBA**
FDA Compliance Director



**Xiumin Xu, M.S. M.T.**
FDA Compliance Director

McDermott Will & Emery

PROXIMA CLINICAL RESEARCH

MARCUM ACCOUNTANTS ▲ ADVISORS

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Organicell™

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